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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)       November 15, 2004
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                             CITIZENS FIRST CORPORATION
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                   (Exact name of registrant as specified in its charter)


          Kentucky                     61-0912615                333-67435

(State or other jurisdiction          (Commission             (IRS Employer
     of incorporation)                File Number)          Identification No.)



                  1805 Campbell Lane, Bowling Green, Kentucky      42101
                 --------------------------------------------      -----
                  Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code   270-393-0700
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                               NOT APPLICABLE
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         Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule
14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
              On November 15, 2004, Citizens First Corporation issued the press release attached as Exhibit 99.1 to this Form 8-K and incorporated by reference herein.

ITEM 7.01.  REGULATION FD DISCLOSURE
              See "Item 2.02. Results of Operation and Financial Condition" which is incorporated by reference in this Item 7.01.
ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.
             (c)   The following exhibits are furnished as a part of this
                   Report:
                      99.1   Press Release dated November 15, 2004.
             The information in this Form 8-K and the Exhibit attached hereto shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

                                    SIGNATURE
        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           CITIZENS FIRST CORPORATION


                                By:  /s/Bill D. Wright
                                        Bill D. Wright, Chief Financial Officer
Date:  November 15, 2004
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                                  EXHIBIT LIST
          EXHIBIT                                                 SEQUENTIALLY
          NUMBER      DESCRIPTION                                NUMBERED PAGES
          ------      -----------                                --------------
           99.1       Press Release dated November 15, 2004               4




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EXHIBIT 99.1


FOR IMMEDIATE RELEASE                          FOR MORE INFORMATION:
November 15, 2004                                   Bill D. Wright
                                                Chief Financial Officer
                                                    (270) 393-0700

            CITIZENS FIRST CORPORATION REPORTS REVISED THIRD QUARTER
                            EARNINGS PER COMMON SHARE

BOWLING GREEN, KY - Citizens First Corporation (OTC Bulletin Board: CZFC) today reported that the company's net income on a consolidated basis for the third quarter of 2004 was $0.23 per common share, compared to net income of $0.30 per common share for the third quarter of 2003, and $0.62 per common share for the nine months ended September 30, 2004, compared to a net loss of ($0.61) per common share for the same period in 2003. This release revises and supersedes the company's prior release issued on October 25, 2004 with respect to the statements of net income per common share, which prior release inadvertently failed to deduct the amount of preferred stock dividends paid in the third quarter of 2004 in the calculations of the net income per common share amounts.

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CITIZENS FIRST CORPORATION
(Unaudited)
                                                   Financial Highlights

                                                Quarter        Quarter
                                                 Ended          Ended
                                               9/30/2004      9/30/2003

Interest Income ..........................   $ 2,181,432    $ 2,038,869
Interest Expense..........................       601,343        761,630
                                               ---------     ----------
Net Interest Income                            1,580,089      1,277,239
Provision for Loan Losses                         40,000         85,000
                                               ---------      ---------
Net Interest Income (loss) after Provision     1,540,089      1,192,239
Non-Interest Income ......................       386,615        389,030
Non-Interest Expenses ....................     1,479,366      1,251,207
                                               ---------      ---------
Gain before Taxes ........................       447,338        330,062
Income Tax Provision .....................       146,750        110,000
                                               ---------      ---------
Net Income ...............................   $   300,588    $   220,062
Preferred Dividends ......................      (109,671)          --
                                               ---------      ---------
NET INCOME AVAILABLE FOR
  COMMON SHAREHOLDERS ....................   $   190,917    $   220,062
                                              ===========   ===========

NET INCOME PER COMMON SHARE                    $ 0.23            $ 0.30





                                       Nine Months    Nine Months
                                          Ended         Ended
                                       9/30/2004       9/30/2003


Interest Income ...................   $ 6,319,171    $ 5,652,013
Interest Expense                        1,934,982      2,148,039
                                        ---------    -----------
Net Interest Income ...............     4,384,189      3,503,974
Provision for Loan Losses                 160,000      1,728,000
                                        ---------    -----------
Net Interest Income after Provision     4,224,189      1,775,974
Non-Interest Income ...............     1,051,480      1,236,962
Non-Interest Expenses .............     4,348,374      3,647,461
                                        ---------    -----------
Gain (loss) before Taxes ..........       927,295       (634,525)
Income Tax Provision (Benefit) ....       298,350       (224,250)
                                       ----------    ------------
Net Income (Loss) .................   $   628,945    $  (410,275)
Preferred Dividends ...............      (109,671)            --
                                       -----------    -----------
NET INCOME(LOSS) AVAILABLE FOR
  COMMON SHAREHOLDERS .............   $   519,274    $  (410,275)
                                      ===========    ============

NET INCOME (LOSS) PER
  COMMON SHARE ....................   $      0.62    $     (0.61)


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